                         FIXED RATE MORTGAGE LOAN GROUP
                           (STATISTICAL MORTGAGE POOL)

            Mortgage Rates for the Fixed Rate Mortgage Loan Group(1)

Range of                                          Number of         Aggregate Principal          Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding          Loan Group
--------------                                 --------------       -------------------          ----------
6.000%-6.499% ........................                  2             $    134,102                    0.1%
6.500%-6.999% ........................                  4                  275,976                    0.2
7.000%-7.499% ........................                 12                1,005,063                    0.8
7.500%-7.999% ........................                 60                5,387,580                    4.1
8.000%-8.499% ........................                 80                7,549,004                    5.8
8.500%-8.999% ........................                185               17,198,755                   13.2
9.000%-9.499% ........................                147               12,517,256                    9.6
9.500%-9.999% ........................                242               22,663,884                   17.4
10.000%-10.499% ......................                189               14,821,160                   11.4
10.500%-10.999% ......................                285               22,393,236                   17.2
11.000%-11.499% ......................                141               10,504,164                    8.1
11.500%-11.999% ......................                139                9,614,330                    7.4
12.000%-12.499% ......................                 53                3,795,720                    2.9
12.500%-12.999% ......................                 26                1,421,239                    1.1
13.000%-13.499% ......................                  9                  462,832                    0.4
13.500%-13.999% ......................                  4                  213,257                    0.2
14.000%-14.499% ......................                  1                   51,082                    0.0
                                                   ------             ------------                -------
               Totals ................              1,579             $130,008,639                  100.0%
                                                   ======             ============                =======




-----------
(1) As of the Cut-off Date, the interest rates (the " Mortgage Rates") borne by the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 6.200% per annum to 14.150% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 9.974% per annum.

  Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group(1)

Range of                                        Number of         Aggregate Principal        Percent of
Remaining Terms (Months)                      Mortgage Loans      Balance Outstanding        Loan Group
---------------                               --------------      -------------------        ----------
109 to 120 ..............................             35           $  1,331,888                   1.0%
121 to 132 ..............................              2                 75,750                   0.1
133 to 144 ..............................              2                 47,807                   0.0
169 to 180 ..............................            903             75,254,707                  57.9
181 to 192 ..............................             16                768,336                   0.6
229 to 240 ..............................             60              3,194,859                   2.5
241 to 252 ..............................              3                109,400                   0.1
289 to 300 ..............................              2                206,750                   0.2
337 to 348 ..............................              1                 58,798                   0.0
349 to 360 ..............................            550             48,687,143                  37.4
361 to 372 ..............................              5                273,200                   0.2
                                                   -----           ------------                ------
              Totals ....................          1,579           $130,008,639                 100.0%
                                                   =====           ============                ======


--------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 115 months to 361 months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 248 months.

                Original Mortgage Loan Principal Balances for the
                        Fixed Rate Mortgage Loan Group(1)

Range of Original Mortgage                  Number of       Aggregate Principal       Percent of
Loan Principal Balances                   Mortgage Loans    Balance Outstanding       Loan Group
--------------------------                --------------    -------------------       -----------
$100,000 or less ......................        1,208           $ 68,536,419                52.7%
$100,001-$150,000 .....................          212             25,659,189                19.7
$150,001-$200,000 .....................           79             13,583,119                10.4
$200,001-$250,000 .....................           36              7,992,598                 6.1
$250,001-$300,000 .....................           20              5,450,781                 4.2
$300,001-$350,000 .....................           14              4,558,762                 3.5
$350,001-$400,000 .....................            6              2,252,579                 1.7
$450,001-$500,000 .....................            3              1,425,193                 1.1
$500,001-$550,000 .....................            1                550,000                 0.4
                                               -----           ------------              ------
                  Totals ..............        1,579           $130,008,639               100.0%
                                               =====           ============              ======

-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $8,666 to approximately $550,000 and the average outstanding principal balance of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $82,336.

              Product Types for the Fixed Rate Mortgage Loan Group

                                           Number of      Aggregate Principal       Percent of
Product Type                            Mortgage Loans    Balance Outstanding       Loan Group
-------------                           --------------    -------------------       ----------
10 year Fixed ......................           37           $  1,407,638                 1.1%
12 year Fixed ......................            2                 47,807                 0.0
15 year Fixed ......................          322             20,312,482                15.6
15/30 Balloon ......................          597             55,710,562                42.9
20 year Fixed ......................           63              3,304,259                 2.5
25 year Fixed ......................            2                206,750                 0.2
30 year Fixed ......................          556             49,019,141                37.7
                                            -----           ------------              ------
                  Totals ...........        1,579           $130,008,639               100.0%
                                            =====           ============              ======




               State Distributions of Mortgaged Properties in the
                        Fixed Rate Mortgage Loan Group(1)

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Arizona .................................             17             $  1,502,218                   1.2%
Arkansas ................................              5                  168,996                   0.1
California ..............................             84               12,987,004                  10.0
Colorado ................................             30                2,793,571                   2.1
Connecticut .............................             31                3,934,076                   3.0
Delaware ................................              2                  163,872                   0.1
District of Columbia ....................              3                  141,084                   0.1
Florida .................................            360               28,727,392                  22.1
Georgia .................................             58                4,242,496                   3.3
Idaho ...................................              1                   43,400                   0.0
Illinois ................................             61                4,849,798                   3.7
Indiana .................................             85                4,428,482                   3.4
Iowa ....................................              4                  172,630                   0.1
Kansas ..................................              5                  411,226                   0.3
Kentucky ................................             15                  857,214                   0.7
Louisiana ...............................             41                2,207,341                   1.7
Maine ...................................              2                  146,176                   0.1
Maryland ................................             15                1,314,062                   1.0
Massachusetts ...........................             12                1,559,108                   1.2
Michigan ................................            101                6,327,083                   4.9
Minnesota ...............................             15                1,465,530                   1.1
Mississippi .............................             17                1,230,216                   0.9
Missouri ................................             48                3,199,653                   2.5
Nevada ..................................              4                  468,874                   0.4
New Hampshire ...........................              3                  227,088                   0.2
New Jersey ..............................             21                2,348,016                   1.8


                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
New Mexico ..............................              3             $    248,585                   0.2%
New York ................................            140               16,006,360                  12.3
North Carolina ..........................             12                  817,712                   0.6
North Dakota ............................              2                   59,051                   0.0
Ohio ....................................             59                3,910,877                   3.0
Oklahoma ................................             11                  649,391                   0.5
Oregon ..................................              7                  599,890                   0.5
Pennsylvania ............................             25                1,484,030                   1.1
Rhode Island ............................              9                  707,902                   0.5
South Carolina ..........................             32                1,992,280                   1.5
South Dakota ............................              2                  101,719                   0.1
Tennessee ...............................            151               10,420,817                   8.0
Texas ...................................             18                1,330,706                   1.0
Utah ....................................              3                  660,165                   0.5
Vermont .................................              4                  247,845                   0.2
Virginia ................................             19                1,434,800                   1.1
Washington ..............................             13                1,672,228                   1.3
West Virginia ...........................              2                   78,593                   0.1
Wisconsin ...............................             21                1,108,309                   0.9
Wyoming .................................              6                  560,771                   0.4
                                                   -----             ------------                 -----
                     Totals .............          1,579             $130,008,639                 100.0%
                                                   =====             ============                 =====

---------------
(1) No more than approximately 0.6% of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by Mortgaged Properties located in any one zip code area.

         Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group(1)

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less ..........................             185             $ 11,008,987                     8.5%
50.01%-55.00% ...........................              53                3,954,808                     3.0
55.01%-60.00% ...........................             125                9,367,406                     7.2
60.01%-65.00% ...........................             102                9,565,232                     7.4
65.01%-70.00% ...........................             199               15,526,202                    11.9
70.01%-75.00% ...........................             241               17,754,927                    13.7
75.01%-80.00% ...........................             380               35,521,873                    27.3
80.01%-85.00% ...........................             199               18,201,662                    14.0
85.01%-90.00% ...........................              92                8,925,676                     6.9
90.01%-95.00% ...........................               3                  181,867                     0.1
                                                    -----             ------------                   -----
                  Totals ................           1,579             $130,008,639                   100.0%
                                                    =====             ============                   =====




---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 9.14% to 95.00% and the weighted average Loan-to-Value Ratio of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 72.16%.

               Loan Purpose for the Fixed Rate Mortgage Loan Group

                                             Number of        Aggregate Principal          Percent of
Loan Purpose                              Mortgage Loans      Balance Outstanding          Loan Group
------------                              --------------      -------------------          ----------
Purchase .............................           361           $ 30,762,981                   23.7%
Refinance--Rate/Term .................           105              9,640,944                    7.4
Refinance--Cashout ...................         1,113             89,604,714                   68.9
                                               -----           ------------                  -----
                  Totals .............         1,579           $130,008,639                  100.0%
                                               =====           ============                  =====

      Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                   Number of        Aggregate Principal       Percent of
Property Type                                   Mortgage Loans      Balance Outstanding       Loan Group
--------------                                  --------------      -------------------       ----------
Single-family Detached .....................          1,196           $ 97,578,005               75.1%
Two- to Four-Family Dwelling Unit ..........            159             14,237,778               11.0
Planned Unit Development ...................             90              8,715,850                6.7
Condominium ................................             54              3,574,955                2.7
Small Mixed Use ............................             27              2,857,981                2.2
Manufactured Housing .......................             53              3,044,070                2.3
                                                      -----           ------------              -----
                       Totals ..............          1,579           $130,008,639              100.0%
                                                      =====           ============              =====



          Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation .........................            1,195             $ 95,129,260                73.2%
24 Month Bank Statement ....................              124               12,862,235                 9.9
Reduced Documentation ......................               47                4,702,442                 3.6
Stated Documentation .......................              213               17,314,703                13.3
                                                        -----             ------------               -----
                           Totals ..........            1,579             $130,008,639               100.0%
                                                        =====             ============               =====

            Occupancy Types for the Fixed Rate Mortgage Loan Group(1)

                                              Number of          Aggregate Principal        Percent of
Occupancy                                  Mortgage Loans        Balance Outstanding        Loan Group
---------                                  --------------        -------------------        ----------
Owner-occupied ...................            1,358                $116,318,462               89.5%
Second Home ......................               16                   1,129,491                0.9
Investment .......................              205                  12,560,686                9.7
                                              -----                ------------              -----
                    Totals .......            1,579                $130,008,639              100.0%
                                              =====                ============              =====




---------
(1) Based upon representations of the related Mortgagor at the time of origination.


       Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group(1)

                                               Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                  Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                  --------------        -------------------        ----------
0 ....................................             502             $ 41,264,910                  31.7%
1 ....................................             481               38,461,757                  29.6
2 ....................................             458               37,130,850                  28.6
3 ....................................              65                6,071,058                   4.7
4 ....................................              29                3,166,533                   2.4
5 ....................................              36                3,111,167                   2.4
6 ....................................               5                  604,665                   0.5
9 ....................................               2                  138,901                   0.1
23 ...................................               1                   58,798                   0.0
                                                 -----             ------------                 -----
                       Totals ........           1,579             $130,008,639                 100.0%
                                                 =====             ============                 =====




---------------
(1) As of the Cut-off Date, the weighted average age of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 1 month.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                               Number of          Aggregate Principal        Percent of
Credit Grade                                Mortgage Loans        Balance Outstanding        Loan Group
------------                                --------------        -------------------        ----------

A0 ...................................           673                $ 60,783,279                 46.8%
A- ...................................           493                  41,246,531                 31.7
B ....................................           248                  18,074,533                 13.9
B- ...................................            53                   3,881,734                  3.0
C ....................................            95                   5,198,413                  4.0
C- ...................................            17                     824,148                  0.6
                                               -----                ------------                -----
                   Totals ............         1,579                $130,008,639                100.0%
                                               =====                ============                =====




           Year of Origination for the Fixed Rate Mortgage Loan Group

                                            Number of          Aggregate Principal        Percent of
Year of Origination                      Mortgage Loans        Balance Outstanding        Loan Group
-------------------                      --------------        -------------------        ----------
1998 ...............................             1                $     58,798                0.0%
1999 ...............................           597                  50,747,654               39.0
2000 ...............................           981                  79,202,187               60.9
                                             -----                ------------              -----
                       Totals ......         1,579                $130,008,639              100.0%
                                             =====                ============              =====


         Prepayment Penalties for the Fixed Rate Mortgage Loan Group(1)

                                                Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                      --------------        -------------------        ----------
None ...................................          285                $ 21,543,008                16.6%
12 months ..............................          123                  14,185,687                10.9
24 months ..............................           21                   2,424,071                 1.9
36 months ..............................          586                  46,001,826                35.4
60 months ..............................          564                  45,854,048                35.3
                                                -----                ------------               -----
                        Totals .........        1,579                $130,008,639               100.0%
                                                =====                ============               =====


---------------
(1) The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 43 months. With respect to those Fixed Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, 85.5% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loan.

             Credit Scores for the Fixed Rate Mortgage Loan Group(1)


Range of                                            Number of         Aggregate Principal        Percentage of
Credit Scores                                     Mortgage Loans       Balance Outstanding          Loan Group
-------------                                     --------------      ---------------------       -------------
Not Scored .................................             47             $  3,593,482                  2.8%
461 to 500 .................................             14                  680,904                  0.5
501 to 550 .................................            244               18,749,005                 14.4
551 to 600 .................................            413               35,077,558                 27.0
601 to 650 .................................            435               36,329,641                 27.9
651 to 700 .................................            268               22,977,204                 17.7
701 to 750 .................................            117                9,268,690                  7.1
751 to 798 .................................             41                3,332,155                  2.6
                                                      -----             ------------                -----
                           Totals ..........          1,579             $130,008,639                100.0%
                                                      =====             ============                =====

----------

(1) The Credit Scores of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date ranged from 461 to 798 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 617.

                           ADJUSTABLE RATE LOAN GROUP
                           (STATISTICAL MORTGAGE POOL)

      Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group(1)


Range of                                          Number of         Aggregate Principal          Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding          Loan Group
--------------                                 --------------       -------------------          ----------
6.000%-6.499% ...........................            1                $     75,000                   0.0%
6.500%-6.999% ...........................            1                      34,970                   0.0
7.000%-7.499% ...........................            8                     985,901                   0.4
7.500%-7.999% ...........................           28                   4,427,434                   1.6
8.000%-8.499% ...........................           70                  11,066,287                   4.0
8.500%-8.999% ...........................          231                  34,133,277                  12.2
9.000%-9.499% ...........................          283                  37,988,675                  13.6
9.500%-9.999% ...........................          463                  58,969,407                  21.1
10.000%-10.499% .........................          362                  41,806,210                  14.9
10.500%-10.999% .........................          409                  45,728,119                  16.3
11.000%-11.499% .........................          234                  22,488,234                   8.0
11.500%-11.999% .........................          156                  14,803,193                   5.3
12.000%-12.499% .........................           50                   3,969,749                   1.4
12.500%-12.999% .........................           29                   2,673,369                   1.0
13.000%-13.499% .........................            9                     785,744                   0.3
13.500%-13.999% .........................            2                      64,656                   0.0
                                                 -----                ------------                 -----
                  Totals ................        2,336                $280,000,226                 100.0%
                                                 =====                ============                 =====

-----------
(1) As of the Cut-off Date, the current Mortgage Rates borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 6.250% annum to 13.650% annum and the weighted average Mortgage Rate borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 9.971% annum.

                   Remaining Months to Stated Maturity for the
                     Adjustable Rate Mortgage Loan Group(1)


Range of                                        Number of         Aggregate Principal         Percent of
Remaining Terms (Months)                      Mortgage Loans      Balance Outstanding         Loan Group
------------------------                      --------------      -------------------         ----------
229 to 240 ............................               1             $     54,279                    0.0%
349 to 360 ............................           2,335              279,945,947                  100.0
                                                  -----             ------------                  -----
                  Totals ..............           2,336             $280,000,226                  100.0%
                                                  =====             ============                  =====

-----------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 236 months to 360 months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 359 months.


  Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage(1)


Range of Original Mortgage                        Number of         Aggregate Principal        Percent of
Loan Principal Balances                         Mortgage Loans      Balance Outstanding        Loan Group
--------------------------                      --------------      -------------------        ----------
Up to $100,000 ............................          1,235             $ 80,508,405                 28.8%
$100,001-$150,000 .........................            521               63,363,133                 22.6
$150,001-$200,000 .........................            271               46,663,677                 16.7
$200,001-$250,000 .........................            140               31,389,162                 11.2
$250,001-$300,000 .........................             70               19,107,861                  6.8
$300,001-$350,000 .........................             39               12,583,361                  4.5
$350,001-$400,000 .........................             17                6,370,256                  2.3
$400,001-$450,000 .........................             19                8,012,297                  2.9
$450,001-$500,000 .........................             21               10,220,312                  3.7
$500,001-$550,000 .........................              2                1,056,761                  0.4
$700,001-$750,000 .........................              1                  725,000                  0.3
                                                     -----             ------------                -----
                  Totals ..................          2,336             $280,000,226                100.0%
                                                     =====             ============                =====




-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $9,310 to approximately $725,000 and the average outstanding principal balance of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $119,863.

            Product Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
Product Type                                       Mortgage Loans        Balance Outstanding        Loan Group
------------                                       --------------        -------------------        ----------
Six-month LIBOR Loan ........................            18                 $  2,661,659                1.0%
1/29 Loan ...................................            37                    5,247,770                1.9
2/28 Loan ...................................         1,309                  161,398,511               57.6
3/27 Loan ...................................           905                  103,069,443               36.8
5/25 Loan ...................................            66                    7,568,565                2.7
Other .......................................             1                       54,279                0.0
                                                      -----                 ------------              -----
Totals ......................................         2,336                 $280,000,226              100.0%
                                                      =====                 ============              =====



               State Distributions of Mortgaged Properties in the
                     Adjustable Rate Mortgage Loan Group(1)


                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Arizona .....................................           56             $  6,066,260                   2.2%
Arkansas ....................................            2                  240,514                   0.1
California ..................................          196               37,378,010                  13.3
Colorado ....................................          102               15,754,673                   5.6
Connecticut .................................           22                3,826,782                   1.4
Delaware ....................................            5                  561,462                   0.2
District of Columbia ........................            9                1,463,535                   0.5
Florida .....................................          252               25,274,716                   9.0
Georgia .....................................           51                7,185,170                   2.6
Hawaii ......................................            1                  259,732                   0.1
Idaho .......................................            8                  636,117                   0.2
Illinois ....................................          129               13,688,712                   4.9
Indiana .....................................           49                3,539,216                   1.3
Iowa ........................................            3                  179,462                   0.1
Kansas ......................................            4                  312,402                   0.1
Kentucky ....................................           13                1,214,944                   0.4
Louisiana ...................................           18                1,737,151                   0.6
Maine .......................................            1                   71,654                   0.0
Maryland ....................................           20                2,349,333                   0.8
Massachusetts ...............................           68               10,978,043                   3.9
Michigan ....................................          310               29,793,748                  10.6
Minnesota ...................................           54                5,391,961                   1.9
Mississippi .................................           14                1,597,658                   0.6
Missouri ....................................           89                5,900,195                   2.1
Montana .....................................            4                1,155,740                   0.4
Nebraska ....................................            2                  165,240                   0.1
Nevada ......................................            1                   39,979                   0.0




                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
New Hampshire ...............................            1             $    139,298                   0.0%
New Jersey ..................................           96               13,727,852                   4.9
New Mexico ..................................           14                1,566,776                   0.6
New York ....................................          110               20,141,368                   7.2
North Carolina ..............................           29                4,780,057                   1.7
North Dakota ................................            2                  160,213                   0.1
Ohio ........................................           90                8,001,215                   2.9
Oklahoma ....................................           13                1,150,260                   0.4
Oregon ......................................           17                2,572,180                   0.9
Pennsylvania ................................           19                1,462,350                   0.5
Rhode Island ................................            7                  548,263                   0.2
South Carolina ..............................           30                2,311,442                   0.8
South Dakota ................................            1                   62,100                   0.0
Tennessee ...................................          125               10,829,400                   3.9
Texas .......................................           93               10,129,877                   3.6
Utah ........................................           12                2,345,207                   0.8
Vermont .....................................           13                1,293,957                   0.5
Virginia ....................................           30                4,021,396                   1.4
Washington ..................................           73               11,354,157                   4.1
West Virginia ...............................            6                  840,982                   0.3
Wisconsin ...................................           71                5,567,467                   2.0
Wyoming .....................................            1                  232,000                   0.1
                                                     -----             ------------                 -----
                        Totals ..............        2,336             $280,000,226                 100.0%
                                                     =====             ============                 =====

---------------
(1) No more than approximately 0.3% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by Mortgaged Properties located in any one zip code area.

       Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group(1)

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                   Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                   --------------       -------------------           ----------
50.00% or less ..........................            70             $  7,115,196                       2.5%
50.01%-55.00% ...........................            28                3,780,662                       1.4
55.01%-60.00% ...........................            65                7,223,106                       2.6
60.01%-65.00% ...........................           101               12,172,113                       4.3
65.01%-70.00% ...........................           316               33,636,775                      12.0
70.01%-75.00% ...........................           330               35,622,319                      12.7
75.01%-80.00% ...........................           687               89,556,003                      32.0
80.01%-85.00% ...........................           483               58,718,043                      21.0
85.01%-90.00% ...........................           242               30,627,954                      10.9
90.01%-95.00% ...........................            14                1,548,055                       0.6
                                                  -----             ------------                     -----
                  Totals ................         2,336             $280,000,226                     100.0%
                                                  =====             ============                     =====




---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 15.34% to 95.00% and the weighted average Loan-to-Value Ratio of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 77.54%.



            Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                   Number of        Aggregate Principal          Percent of
Loan Purpose                                    Mortgage Loans      Balance Outstanding          Loan Group
------------                                    --------------      -------------------          ----------
Purchase .................................            967             $114,977,270                   41.1%
Refinance--Rate/Term .....................            144               17,411,833                    6.2
Refinance--Cashout .......................          1,225              147,611,123                   52.7
                                                    -----             ------------                  -----
                  Totals .................          2,336             $280,000,226                  100.0%
                                                    =====             ============                  =====

    Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal        Percent of
Property Type                                    Mortgage Loans       Balance Outstanding        Loan Group
-------------                                    --------------       -------------------        ----------
Single-family Detached ......................        1,776               $208,831,996                  74.6%
Two- to Four-Family Dwelling Unit ...........          216                 27,423,680                   9.8
Planned Unit Development ....................          216                 31,818,816                  11.4
Condominium .................................           78                  8,245,969                   2.9
Manufactured Housing ........................           50                  3,679,765                   1.3
                                                     -----               ------------                 -----
                         Totals .............        2,336               $280,000,226                 100.0%
                                                     =====               ============                 =====




        Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation ...........................          1,670          $190,616,276                   68.1%
24 Month Bank Statement ......................            218            33,775,030                   12.1
Reduced Documentation ........................             89            13,668,355                    4.9
Stated Documentation .........................            359            41,940,565                   15.0
                                                        -----          ------------                  -----
                        Totals ...............          2,336          $280,000,226                  100.0%
                                                        =====          ============                  =====

         Occupancy Types for the Adjustable Rate Mortgage Loan Group(1)

                                                   Number of          Aggregate Principal        Percent of
Occupancy                                       Mortgage Loans        Balance Outstanding        Loan Group
---------                                       --------------        -------------------        ----------
Owner-occupied ............................         2,101                $260,159,902               92.9%
Second Home ...............................            24                   2,460,798                0.9
Investment ................................           211                  17,379,527                6.2
                                                    -----                ------------              -----
                          Totals ..........         2,336                $280,000,226              100.0%
                                                    =====                ============              =====






---------------
(1) Based upon representations of the related Mortgagor at the time of origination.


    Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group(1)

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0 ..........................................              745                $ 89,066,804               31.8%
1 ..........................................              667                  79,527,267               28.4
2 ..........................................              794                  96,061,017               34.3
3 ..........................................               47                   5,998,807                2.1
4 ..........................................               24                   2,951,238                1.1
5 ..........................................               55                   5,970,941                2.1
6 ..........................................                2                     212,551                0.1
7 ..........................................                1                      84,637                0.0
11 .........................................                1                     126,965                0.0
                                                        -----                ------------              -----
                Totals .....................            2,336                $280,000,226              100.0%
                                                        =====                ============              =====

-------------
(1) As of the Cut-off Date, the weighted average age of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 1 month.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                             Number of          Aggregate Principal        Percent of
Credit Grade                              Mortgage Loans        Balance Outstanding        Loan Group
------------                              --------------        -------------------        ----------
A0 .................................             771                $102,143,440               36.5%
A- .................................             782                  99,135,256               35.4
B ..................................             436                  49,356,754               17.6
B- .................................             120                  11,951,046                4.3
C ..................................             179                  13,928,631                5.0
C- .................................              48                   3,485,099                1.2
                                               -----                ------------              -----
                     Totals ........           2,336                $280,000,226              100.0%
                                               =====                ============              =====




         Year of Origination for the Adjustable Rate Mortgage Loan Group

                                             Number of          Aggregate Principal        Percent of
Year of Origination                       Mortgage Loans        Balance Outstanding        Loan Group
-------------------                       --------------        -------------------        ----------
1999 ...............................            904                $109,738,924               39.2%
2000 ...............................          1,432                 170,261,301               60.8
                                              -----                ------------              -----
                      Totals .......          2,336                $280,000,226              100.0%
                                              =====                ============              =====

      Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group(1)

Range of                                          Number of         Aggregate Principal          Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding          Loan Group
--------------                                 --------------       -------------------          ----------
13.000%-13.499% ............................          1               $     75,000                    0.0%
13.500%-13.999% ............................          1                     34,970                    0.0
14.000%-14.499% ............................         10                  1,190,211                    0.4
14.500%-14.999% ............................         32                  5,078,346                    1.8
15.000%-15.499% ............................         72                 11,544,415                    4.1
15.500%-15.999% ............................        232                 34,020,836                   12.2
16.000%-16.499% ............................        281                 37,803,329                   13.5
16.500%-16.999% ............................        458                 58,430,935                   20.9
17.000%-17.499% ............................        361                 41,397,556                   14.8
17.500%-17.999% ............................        409                 45,728,119                   16.3
18.000%-18.499% ............................        233                 22,399,798                    8.0
18.500%-18.999% ............................        156                 14,803,193                    5.3
19.000%-19.499% ............................         50                  3,969,749                    1.4
19.500%-19.999% ............................         29                  2,673,369                    1.0
20.000%-20.499% ............................          9                    785,744                    0.3
20.500%-20.999% ............................          2                     64,656                    0.0
                                                  -----               ------------                  -----
                           Totals ..........      2,336               $280,000,226                  100.0%
                                                  =====               ============                  =====


---------------
(1) As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 13.250% per annum to 20.650% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 16.961% per annum.

       Prepayment Penalties for the Adjustable Rate Mortgage Loan Group(1)

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None .........................................          906                $110,792,994               39.6%
12 months ....................................            9                     876,894                0.3
24 months ....................................          540                  77,563,281               27.7
36 months ....................................          755                  80,189,100               28.6
60 months ....................................          126                  10,577,957                3.8
                                                      -----                ------------              -----
                          Totals .............        2,336                $280,000,226              100.0%
                                                      =====                ============              =====




---------------
(1) The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 32 months. With respect to those Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 78.7% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loan.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                           Mortgage Loans       Balance Outstanding           Loan Group
--------------------                           --------------       --------------------          ----------
April 2000 ..............................               1             $    147,602                    0.1%
July 2000 ...............................              10                1,541,129                    0.6
August 2000 .............................               2                  166,002                    0.1
September 2000 ..........................               5                  806,925                    0.3
October 2000 ............................               3                  310,109                    0.1
January 2001 ............................              14                1,661,862                    0.6
February 2001 ...........................              11                1,464,899                    0.5
March 2001 ..............................               9                1,810,900                    0.6
August 2001 .............................               1                   84,637                    0.0
September 2001 ..........................               1                   59,387                    0.0
October 2001 ............................              29                3,221,960                    1.2
November 2001 ...........................              12                1,336,761                    0.5
December 2001 ...........................              30                4,091,103                    1.5
January 2002 ............................             449               56,086,983                   20.0
February 2002 ...........................             360               43,748,054                   15.6
March 2002 ..............................             427               52,769,627                   18.8
April 2002 ..............................               1                  126,965                    0.0
September 2002 ..........................               1                  153,164                    0.1
October 2002 ............................              21                2,221,766                    0.8
November 2002 ...........................              11                1,395,446                    0.5
December 2002 ...........................              16                1,820,316                    0.7
January 2003 ............................             296               34,039,401                   12.2
February 2003 ...........................             276               31,972,687                   11.4
March 2003 ..............................             284               31,393,977                   11.2
October 2004 ............................               1                   69,504                    0.0
November 2004 ...........................               1                  219,031                    0.1
December 2004 ...........................               1                   87,387                    0.0
January 2005 ............................              25                2,731,641                    1.0
February 2005 ...........................              18                2,175,626                    0.8
March 2005 ..............................              20                2,285,375                    0.8
                                                    -----             ------------                  -----
                  Totals                            2,336             $280,000,226                  100.0%
                                                    =====             ============                  =====

          Credit Scores for the Adjustable Rate Mortgage Loan Group(1)



Range of                           Number of        Aggregate Principal        Percentage of
Credit Scores                   Mortgage Loans      Balance Outstanding         Loan Group
-------------                   --------------      -------------------        -------------
Not Scored                            60              $  6,336,528                   2.3%
454 to 500                            38                 3,995,729                   1.4
501 to 550                           412                44,436,023                  15.9
551 to 600                           746                93,468,490                  33.4
601 to 650                           616                73,164,736                  26.1
651 to 700                           326                41,869,160                  15.0
701 to 750                           109                13,256,291                   4.7
751 to 798                            29                 3,473,269                   1.2
                                   -----              ------------                 -----
                     Totals        2,336              $280,000,226                 100.0%
                                   =====              ============                 =====




---------

(1) The Credit Scores of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date ranged from 454 to 798 and the weighted average Credit Score of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 604.